UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-23643)

Exact name of registrant as specified in charter:	Putnam ETF Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2023

Date of reporting period:	September 29, 2022 (commencement of operations) – April 30, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam BDC Income ETF

Annual report
4 | 30 | 23

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
PBDC

Putnam
BDC Income
ETF

Annual report
4 | 30 | 23

Message from the Trustees

June 9, 2023

Dear Shareholder:

Stocks and bonds have generally advanced since the start of the year despite market ups and downs. Inflation has fallen but remains a concern for the Federal Reserve. U.S. interest rates have risen to their highest level since 2007, which is putting pressure on corporate earnings and causing stress in the banking system.

Fortunately, a strong pulse of innovation in the broader economy is gaining investor attention. International markets are becoming increasingly dynamic, in part because China’s economy is reopening after years of pandemic-related restrictions.

While remaining alert to market risks, your investment team is finding new and attractive opportunities across sectors, industries, and global markets. This report offers an update about their efforts in managing your fund.

Thank you for investing with Putnam.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of fund shares assumes reinvestment of distributions and does not account for taxes. The fund return in the bar chart is at net asset value (NAV). See below and pages 7–8 for additional performance information, including fund returns at market price. For a portion of the period, the fund had expense limitations, without which the return would have been lower. Index results should be compared with fund performance at NAV. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. To obtain the most recent month-end performance, please visit putnam.com or call 1-833-228-5577 (toll free).

Lipper peer group median is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the period from 9/29/22 (commencement of fund operations) to 4/30/23. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 11.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 BDC Income ETF

How was the market environment for business development companies [BDCs] during the reporting period?

BDC stocks rallied strongly, delivering double-digit gains. The rising-interest-rate backdrop was favorable for the asset class, positioning BDCs to become more profitable and to increase their dividends. As a result, their yields exceeded 10% during the period. In turn, BDCs attracted increased interest, which propelled their stock prices higher. For the abbreviated reporting period from the fund’s commencement of operations on September 29, 2022, through April 30, 2023, the S&P BDC Index [the fund’s benchmark] rose 19.16%.

More broadly, investors welcomed data that showed the U.S. economy grew at a modest pace and inflation eased. Better-than-expected corporate earnings also contributed to a more upbeat outlook across equity markets despite ongoing market volatility.

In March 2023, the high-profile bank failures of regional banks in California and New York, as well as the forced merger of a bank in Switzerland, created a new challenge, threatening economic growth. Quick actions by global central banks to minimize systemic risk,

BDC Income ETF 3

Allocations are shown as a percentage of the fund’s net assets as of 4/30/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time. Due to rounding, percentages may not equal 100%.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/23. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 BDC Income ETF

including shoring up bank deposits, prevented contagion across the global financial system. While the turmoil stirred recession concerns, it also led to changing expectations about the future path of Federal Reserve monetary policy. In our view, investors hoped that a continued slowdown might give the Fed room to end interest-rate hikes.

How did the fund perform in this environment?

For the reporting period, the fund gained 18.71%, slightly trailing the 19.16% return for the S&P BDC Index. This was due to the fund’s more defensive positioning. Given our concern about a potential recession in 2023, we conservatively positioned the fund with a bias toward BDCs that we believe have a strong credit record and own a higher proportion of first lien loans. [First lien loans are at the top of the capital structure and are paid back first in the event of financial stress.] The benchmark has a proportionately greater exposure to BDCs with second lien loans and equity, which tend to carry greater risk.

Which holdings and strategies aided the fund’s performance versus the benchmark during the reporting period?

The fund’s overweight positioning in the strongly performing Blackstone Secured Lending Fund was one of the top contributors to performance results. This BDC invests in the first lien senior secured debt of private U.S. companies. The company reported rapidly increasing net investment income for the second quarter of 2023 and solid net-asset-value performance per share. We believe this BDC is positively correlated with rising interest rates, meaning it has the potential to increase dividends with higher interest rates.

Owl Rock Capital, which is focused on providing loans to middle-market companies, was another strong performer for the fund. This BDC delivered strong net asset value growth per share and operating income performance during the reporting period. We believe investors are beginning to appreciate the strong credit performance of Owl Rock Capital’s portfolio and what we view as its overly discounted stock.

Both these contributors ranked in the top 10 holdings of the portfolio at period-end.

What about detractors during the period?

Barings BDC, which makes debt investments in middle-market companies, was the fund’s top detractor. The stock sold off in response to senior management turnover. We still hold the position but at a reduced level from the last quarter-end.

Trinity Capital, a provider of venture debt and equipment lease financing, also weighed on benchmark-relative performance. Early in the period, the fund’s investment fell due to concerns about the company’s exposure to cryptocurrency mining businesses. Following the third quarter of 2022, the company disclosed that a significant equipment finance loan to bitcoin miner Core Scientific was placed on nonaccrual. After recovering some of its losses, we sold the fund’s final holdings in Trinity Capital in March 2023. We believed the stock would struggle to reach the premium valuation that it had previously.

What is your outlook as we look to the second half of 2023?

We are increasingly concerned about the growth outlook for 2023 despite continued low unemployment and U.S. economic data showing surprising strength. In our view, banks have been tightening commercial credit since last summer. We are concerned that the recent bank liquidity crisis will further slow lending

BDC Income ETF 5

and could be the blow that finally pushes the economy into recession.

We are also watching for inflections in key indicators such as supply chains, inflation, labor markets, and consumer spending that may give the Fed a reason to pause further interest-rate hikes. We are monitoring corporate earnings estimates and the potential for downward revisions as the global economy slows in response to aggressive central bank policies. We do foresee an end to interest-rate hikes in 2023 but believe the Fed is likely to hold interest rates at the peak level for longer than many investors expect.

How have you positioned the fund for this environment?

A recession could adversely affect BDCs, along with the broader equity markets, in our view. However, we believe our active approach to investing can help uncover companies that have already evolved their lending and borrowing practices to mitigate the risk of book value destruction through losses on their loans. We will continue focusing on more defensive strategies relative to the fund’s benchmark, including maintaining a greater weighting in BDCs with a higher proportion of first lien loans made to larger companies.

Thank you, Mike, for sharing this update about the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

6 BDC Income ETF

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for the period from September 29, 2022 (commencement of fund operations) through April 30, 2023, the end of its fiscal year. We also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit putnam.com or call 1-833-228-5577 (toll free).

Fund performance Total return for the period ended 4/30/23

Life of fund
(since 9/29/22)
Net asset value	18.71%
Market price	18.69

Performance assumes reinvestment of distributions and does not account for taxes. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Performance includes the deduction of management fees.

For a portion of the period, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For the period ended 4/30/23

Life of fund
(since 9/29/22)
S&P BDC Index	19.16%
Lipper Financial Services Funds category median*	4.41

Index and Lipper results should be compared with fund performance at net asset value.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Over the life-of-fund period ended 4/30/23, there were 85 funds in this Lipper category.

Past performance does not indicate future results.

BDC Income ETF 7

Fund price and distribution information For the period ended 4/30/23

Distributions
Number	2
Income	$1.596224
Capital gains
Long-term gains	0.031632
Short-term gains	0.016644
Total	$1.644500
Share value	Net asset value	Market price
9/29/22*	$25.00	$25.00
4/30/23	27.96	27.95
Current rate (end of period)	Net asset value	Market price
Current dividend rate[1]	10.42%	10.43%
Current 30-day SEC yield[2]	9.78	—

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Inception date of the ETF.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at period-end.

2 Based only on investment income and calculated in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for the period ended 3/31/23

Life of fund
(since 9/29/22)
Net asset value	17.69%
Market price	17.67

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

8 BDC Income ETF

Your fund’s expenses

As an investor, you pay ongoing expenses, such as management fees, and other expenses (with certain exceptions). In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay brokerage commissions in connection with your purchase or sale of shares of the fund, which are not shown in this section and would have resulted in higher total expenses. The expenses shown in the example also do not reflect transaction costs, which would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Estimated total annual operating expenses for the fiscal year ended 4/30/23*	10.61%
Annualized expense ratio for the six-month period ended 4/30/23†#	0.80%

Estimated fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the estimated impact of acquired fund fees and expenses of 9.86%, which is not included in the financial highlights or annualized expense ratio.

Expenses are shown as a percentage of average net assets.

* Based on estimated amounts for the current fiscal year.

† Includes one-time annualized proxy cost of 0.05%.

# Expense ratio is for the fund’s most recent fiscal period. As a result of this, the ratio may differ from the expense ratio in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 11/1/22 to 4/30/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses paid per $1,000*†	$4.10
Ending value (after expenses)	$1,069.10

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/23.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

BDC Income ETF 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/23, use the following calculation method. To find the value of your investment on 11/1/22, call 1-833-228-5577.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses paid per $1,000*†	$4.01
Ending value (after expenses)	$1,020.83

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/23.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

10 BDC Income ETF

Comparative index definitions

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

S&P BDC Index is an unmanaged index designed to track leading business development companies that trade on major U.S. exchanges.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

BDC Income ETF 11

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of April 30, 2023, Putnam employees had approximately $467,000,000 and the Trustees had approximately $66,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12 BDC Income ETF

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

BDC Income ETF 13

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 BDC Income ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam ETF Trust and Shareholders of
Putnam BDC Income ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam BDC Income ETF (one of the funds constituting Putnam ETF Trust, referred to hereafter as the “Fund”) as of April 30, 2023, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 29, 2022 (commencement of operations) through April 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations, changes in its net assets, and the financial highlights for the period September 29, 2022 (commencement of operations) through April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 9, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

BDC Income ETF 15

The fund’s portfolio 4/30/23

INVESTMENT COMPANIES (99.9%)*	Shares	Value
Ares Capital Corp.	164,305	$3,036,356
Bain Capital Specialty Finance, Inc.	59,753	699,708
Barings BDC, Inc.	130,109	991,431
Blackstone Secured Lending Fund	145,873	3,763,523
Capital Southwest Corp.	52,462	951,136
Carlyle Secured Lending, Inc.	64,460	906,952
CION Investment Corp.	136,328	1,292,389
Crescent Capital BDC, Inc.	38,499	542,836
Fidus Investment Corp.	27,822	521,663
FS KKR Capital Corp.	88,368	1,662,202
Golub Capital BDC, Inc.	197,945	2,668,299
Hercules Capital, Inc.	116,308	1,539,918
Main Street Capital Corp.	41,786	1,693,169
Oaktree Specialty Lending Corp.	41,831	789,769
Owl Rock Capital Corp.	336,072	4,362,215
Runway Growth Finance Corp.	114,372	1,342,727
Saratoga Investment Corp.	31,516	770,251
Sixth Street Specialty Lending, Inc.	83,473	1,525,886
WhiteHorse Finance, Inc.	22,168	266,459
Total investment companies (cost $29,529,052)		$29,326,889

SHORT-TERM INVESTMENTS (0.2%)*	Shares	Value
Putnam Government Money Market Fund Class P 4.40% L	49,416	$49,416
Total short-term investments (cost $49,416)		$49,416

TOTAL INVESTMENTS
Total investments (cost $29,578,468)	$29,376,305

Key to holding’s abbreviations
BDC	Business Development Company

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 29, 2022 (commencement of operations) through April 30, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $29,358,933.
L	Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

16 BDC Income ETF

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Investment companies	$29,326,889	$—	$—
Short-term investments	49,416	—	—
Totals by level	$29,376,305	$—	$—

The accompanying notes are an integral part of these financial statements.

BDC Income ETF 17

Statement of assets and liabilities 4/30/23

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $29,529,052)	$29,326,889
Affiliated issuers (identified cost $49,416) (Note 6)	49,416
Interest and other receivables	91
Total assets	29,376,396

LIABILITIES
Payable for compensation of Manager (Note 2)	17,463
Total liabilities	17,463

Net assets	$29,358,933

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$29,616,977
Total distributable earnings (Note 1)	(258,044)
Total — Representing net assets applicable to capital shares outstanding	$29,358,933

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($29,358,933 divided by 1,050,000 shares)	$27.96

The accompanying notes are an integral part of these financial statements.

18 BDC Income ETF

Statement of operations
For the period 9/29/22 (commencement of operations) to 4/30/23

INVESTMENT INCOME
Dividends	$993,210
Interest (including interest income of $878 from investments in affiliated issuers) (Note 6)	878
Total investment income	994,088

EXPENSES
Compensation of Manager (Note 2)	66,422
Other	4,014
Fees waived and reimbursed by Manager (Note 2)	(86)
Total expenses	70,350

Net investment income	923,738

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(45,019)
Total net realized loss	(45,019)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(202,163)
Total change in net unrealized depreciation	(202,163)

Net loss on investments	(247,182)

Net increase in net assets resulting from operations	$676,556

The accompanying notes are an integral part of these financial statements.

BDC Income ETF 19

Statement of changes in net assets

For the period
9/29/22
(commencement
of operations)
INCREASE IN NET ASSETS	to 4/30/23
Operations
Net investment income	$923,738
Net realized loss on investments	(45,019)
Change in net unrealized depreciation of investments	(202,163)
Net increase in net assets resulting from operations	676,556
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(923,738)
Net realized short-term gain on investments	(3,745)
From net realized long-term gain on investments	(7,117)
Proceeds from shares sold (Note 4)	26,491,977
Decrease from shares redeemed (Note 4)	—
Total increase in net assets	26,233,933

NET ASSETS
Beginning of period (Note 5)	3,125,000
End of period	$29,358,933

NUMBER OF FUND SHARES
Shares outstanding at beginning of period (Note 5)	125,000
Shares sold (Note 4)	925,000
Shares redeemed (Note 4)	—
Shares outstanding at end of period	1,050,000

The accompanying notes are an integral part of these financial statements.

20 BDC Income ETF

Financial highlights
(For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
For the period
9/29/22
(commencement
of operations)
to 4/30/23
Net asset value, beginning of period	$25.00
Investment operations:
Net investment income (loss)[a]	1.73
Net realized and unrealized
gain (loss) on investments	2.88
Total from investment operations	4.61
Less distributions:
From net investment income	(1.60)
From net realized gain on investments	(.05)
Total distributions	(1.65)
Net asset value, end of period	$27.96
Total return at net asset value (%)[b]	18.71 *

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$29,359
Ratio of expenses to average
net assets (%)[c,d,e]	.47*
Ratio of net investment income
(loss) to average net assets (%)[d]	6.12*
Portfolio turnover (%)[f]	29*

* Not annualized.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Excludes acquired fund fees and expenses, if any.

d Reflects waivers of certain fund expenses in connection with investments in Putnam Government Money Market Fund during the period. As a result of such waivers, the expenses of the fund reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

e Includes one-time proxy cost of 0.03%.

f Portfolio turnover excludes securities received or delivered in-kind, if any.

The accompanying notes are an integral part of these financial statements.

BDC Income ETF 21

Notes to financial statements 4/30/23

Within the following Notes to financial statements, references to “ETF” represent exchange-traded fund, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Additionally, references to “OTC”, if any, represent over-the-counter and references to “ESG”, if any, represent environmental, social and governance. Unless otherwise noted, the “reporting period” represents the period from September 29, 2022 (commencement of operations) through April 30, 2023.

Putnam BDC Income ETF (the fund) is a non-diversified, open-end series of Putnam ETF Trust (the Trust), a Delaware statutory trust organized under the Investment Company Act of 1940, as amended. The fund is an actively managed ETF. The fund’s investment objective is to seek current income. The fund invests mainly in exchange-traded business development companies (“BDCs”). To qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in, the United States, be registered with the SEC and have elected to be regulated as a BDC under the Investment Company Act of 1940, as amended (the “1940 Act”). BDCs are vehicles whose principal business is to invest in, lend capital to or provide services to privately-held U.S. companies or thinly traded U.S. public companies. Putnam Management will seek BDC investments that contribute to stability of dividend income and return potential. In selecting investments, Putnam Management expects to evaluate a BDC’s credit performance and risk level, potential changes in earnings and dividend levels, the impact of changes in interest rates on the BDC, and differences among BDCs in leverage and balance sheet structures. Given that the fund will invest in BDCs, a significant portion of its assets will have exposure to the financials sector. Putnam Management may consider, among other factors, a BDC’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends, capital policies, and overall market conditions when deciding whether to buy or sell investments. Under normal circumstances, the fund invests at least 80% of the value of its net assets in BDCs. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in courts of the State of Delaware.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

22 BDC Income ETF

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan Chase Bank, N.A. ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Between October 14, 2022 and May 2, 2023, the fund participated, along with other Putnam funds, in a $100 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line

BDC Income ETF 23

of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from a redesignation of taxable distributions and from a basis adjustment due to deemed distributions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund required no such reclassifications.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$769,913
Unrealized depreciation	(1,038,601)
Net unrealized depreciation	(268,688)
Undistributed long-term gains	12,367
Undistributed short-term gains	—
Cost for federal income tax purposes	$29,644,993

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays the Manager an annual all-inclusive management fee of 0.75% based on the fund’s average daily net assets computed and paid monthly. The management fee covers investment management services and all of the fund’s organizational and other operating expenses with certain exceptions, including but not limited to: payments under distribution plans, interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, litigation expenses, extraordinary expenses and acquired fund fees and expenses. All costs related to organization and offering of the Trust were borne by the Manager.

The fund invests in Putnam Government Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. During the reporting period, management fees paid were reduced by $86 relating to the fund’s investment in Putnam Government Money Market Fund.

24 BDC Income ETF

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund has adopted a distribution and service plan pursuant to Rule 12b–1 under the 1940 Act that authorizes the fund to pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing shareholder support services. No Rule 12b–1 fees are currently paid by the fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments and in-kind transactions, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$8,252,524	$4,838,463
U.S. government securities (Long-term)	—	—
Total	$8,252,524	$4,838,463

Portfolio securities received or delivered through in-kind transactions were $26,279,877 and no monies, respectively.

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

Shares of the fund are listed and traded on NYSE Arca, Inc., and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value (NAV). Shares of the fund may trade at a price greater than the fund’s NAV (premium) or less than the fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). The fund will issue and redeem shares in large blocks of 25,000 shares called “Creation Units” on a continuous basis, at NAV, with authorized participants who have entered into agreements with the fund’s distributor. The fund will generally issue and redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day. The fund generally imposes a transaction fee on investors purchasing or redeeming Creation Units. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Other capital in the Statement of changes in net assets.

At the close of the reporting period, Putnam Investment Holdings, LLC owned 800,000 shares of the fund (76.19% of shares outstanding), valued at $22,368,000.

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on May 10, 2022. The fund had no operations other than those related to organizational matters, including the initial capital contribution of $3,125,000 by Putnam Investment Holdings, LLC and the issuance of 125,000 shares on September 29, 2022.

BDC Income ETF 25

Note 6: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value as				Shares
	of 9/29/22				outstanding
	(commence-				and fair
	ment of	Purchase	Sale	Investment	value as
Name of affiliate	operations)	cost	proceeds	income	of 4/30/23
Short-term investments
Putnam Government
Money Market Fund***	$—	$1,162,538	$1,113,122	$878	$49,416
Total Short-term
investments	$—	$1,162,538	$1,113,122	$878	$49,416

***Management fees incurred through investment in Putnam Government Money Market Fund have been waived by the fund (Note 2). There were no realized or unrealized gains or losses during the period.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 8: Subsequent event

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. Therefore, the Board of Trustees of the Putnam Funds will be asked to approve a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable). If approved by the Board of Trustees, the new investment management contract will be presented to the shareholders of each Putnam Fund for their approval.

26 BDC Income ETF

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $21,432 as a capital gain dividend with respect to the taxable year ended April 30, 2023, or, if subsequently determined to be different, the net capital gain of such year.

The Form 1099 that will be mailed to you in January 2024 will show the tax status of all distributions paid to your account in calendar 2023.

BDC Income ETF 27

Shareholder meeting results (Unaudited)

January 11, 2023 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes against	Votes withheld
Liaquat Ahamed	4,484,567	—	444,547
Barbara M. Baumann	4,422,414	—	506,700
Katinka Domotorffy	4,649,758	—	279,356
Catharine Bond Hill	4,715,090	—	214,024
Kenneth R. Leibler	4,908,146	—	20,968
Jennifer Williams Murphy	4,797,806	—	131,308
Marie Pillai	4,374,937	—	554,177
George Putnam III	4,908,051	—	21,063
Robert L. Reynolds	4,908,146	—	20,968
Manoj P. Singh	4,355,772	—	573,342
Mona K. Sutphen	4,634,643	—	294,471

All tabulations are rounded to the nearest whole number.

28 BDC Income ETF

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment advisor, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; and previously a Board Member of Catholic Charities of St. Paul and Minneapolis.

BDC Income ETF 29

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of April 30, 2023, there were 88 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

30 BDC Income ETF

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Michael J. Higgins (Born 1976)	Assistant Vice President, Assistant Clerk,
Vice President, Treasurer, and Clerk	and Assistant Treasurer
Since 2010	Since 2004

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Head of Fund Administration Services,
Richard T. Kircher (Born 1962)	Putnam Investments and Putnam Management
Vice President and BSA Compliance Officer
Since 2019	Stephen J. Tate (Born 1974)
Assistant Director, Operational Compliance, Putnam	Vice President and Chief Legal Officer
Investments and Putnam Retail Management	Since 2021
General Counsel, Putnam Investments,
Martin Lemaire (Born 1984)	Putnam Management, and Putnam Retail Management
Vice President and Derivatives Risk Manager
Since 2022	Mark C. Trenchard (Born 1962)
Risk Manager and Risk Analyst, Putnam Investments	Vice President
Since 2002
Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

BDC Income ETF 31

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32 BDC Income ETF

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Distribution Services	Mona K. Sutphen
Foreside Fund Services, LLC		Alan G. McCormack
Three Canal Plaza, Suite 100	Officers	Vice President and
Portland, ME 04101	Robert L. Reynolds	Derivatives Risk Manager
President
Custodian		Denere P. Poulack
State Street Bank	James F. Clark	Assistant Vice President,
and Trust Company	Vice President, Chief Compliance	Assistant Clerk, and
	Officer, and Chief Risk Officer	Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	Michael J. Higgins	Janet C. Smith
	Vice President, Treasurer,	Vice President,
Independent Registered	and Clerk	Principal Financial Officer,
Public Accounting Firm		Principal Accounting Officer,
PricewaterhouseCoopers LLP	Jonathan S. Horwitz	and Assistant Treasurer
Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

Call 1-833-228-5577 (toll free) Monday through Friday between 9:00 a.m. and 5:00 p.m. Eastern Time or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2023	$20,034	$ —	$2,226	$ —

For the fiscal year ended April 30, 2023, the fund’s independent auditor billed aggregate non-audit fees in the amount of $244,237 to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s fiscal year relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s fiscal year for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s fiscal year for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2023	$ —	$242,011	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam ETF Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 28, 2023